UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 23, 2005
                                                         ---------------


                                  CARMAX, INC.
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             (Exact name of registrant as specified in its charter)


   Virginia                        1-31420                     54-1821055
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(State or other                  (Commission                  (IRS Employer
 jurisdiction                     File No.)                Identification No.)
of incorporation)


    4900 Cox Road, Glen Allen, Virginia                             23060
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   (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: 804-747-0422
                                                          ------------

                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01            Other Events
---------            ------------

                     The registrant issued a press release on August 23, 2005, announcing its revised comparable store sales expectations and earnings per share expectations for the fiscal 2006 second quarter ending August 31, 2005. The press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.


Item 9.01            Financial Statements and Exhibits
---------            ---------------------------------
(c)Exhibits          The following exhibit is being furnished pursuant to Item
                     8.01 above.

    99.1 Press release, dated August 23, 2005, issued by CarMax, Inc., entitled "CarMax Raises Second Quarter Expectations."

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CARMAX, INC.


                                    By: /s/  Keith D. Browning
                                       --------------------------------------
                                       Keith D. Browning
                                       Executive Vice President and
                                       Chief Financial Officer





Date:  August 23, 2005

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
-------                             -------


 99.1 Press release dated August 23, 2005, entitled "CarMax Raises Second Quarter Expectations."